SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd, Suite 700

The Woodlands, Texas 77380

(Address of Principal Executive Offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2014, Layne Christensen Company (the “Company”) and its lenders entered into a Second Amendment (the “Amendment”) to its Credit Agreement, dated as of April 15, 2014, among the Company, PNC Bank, National Association, as administrative agent, and the lenders and other parties thereto (the “Credit Agreement”).

Effective September 15, 2014, the interest rate under the Credit Agreement was amended to set the applicable margin to 3.25% for Eurodollar loans and 2.25% for ABR loans until the last day of the first quarter after which the Company achieves a consolidated fixed charge coverage ratio of at least 1.00 to 1.00 for two consecutive fiscal quarters. The Amendment also excludes from the borrowing base an amount equal to the net book value of certain specialized equipment which the Company’s surety has the right to use to complete bonded contracts, which amount is initially equal to $7 million. Finally, the Amendment requires the Company to deliver additional monthly and quarterly reports to the administrative agent and to retain a third party expert to review certain of the Company’s construction contracts.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

4.1	First Amendment to Credit Agreement, dated July 29, 2014, by and among Layne Christensen Company, as Borrower, certain subsidiaries of Layne Christensen Company, as Co-Borrowers, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, Wells Fargo Bank, N.A. and JFIN Business Credit Fund I, LLC

4.2	Second Amendment to Credit Agreement, dated September 15, 2014, by and among Layne Christensen Company, as Borrower, certain subsidiaries of Layne Christensen Company, as Co-Borrowers, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, Wells Fargo Bank, N.A. and JFIN Business Credit Fund I, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: September 18, 2014	By:	/s/ Andy T. Atchison
		Name:	Andy T. Atchison
		Title:	Chief Financial Officer

Exhibit Index:

Exhibit Number	Description of Exhibit

4.1	First Amendment to Credit Agreement, dated July 29, 2014, by and among Layne Christensen Company, as Borrower, certain subsidiaries of Layne Christensen Company, as Co-Borrowers, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, Wells Fargo Bank, N.A. and JFIN Business Credit Fund I, LLC

4.2	Second Amendment to Credit Agreement, dated September 15, 2014, by and among Layne Christensen Company, as Borrower, certain subsidiaries of Layne Christensen Company, as Co-Borrowers, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, Wells Fargo Bank, N.A. and JFIN Business Credit Fund I, LLC